UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2015

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1771 Post Road East, Westport, CT	06880
(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (203) 522-3247

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Tirex Corporation is referred to herein as “we”, “our” or “us”.

Section 8 – Other Events

Item 8.01- Other Events

In connection with our efforts to become current in our periodic and other reports required to be filed with the Securities and Exchange Commission (“SEC”), we are attempting to raise the necessary funds to hire a Public Company Accounting Oversight Board (“PCAOB) registered auditing firm to conduct audits and file Forms 10-K past due of our Fiscal Years ended June 30, 2010, June 30, 2011, June 30, 2012, June 30, 2013, June 30, 2014 and June 30, 2015 in addition to filing Forms 10-Q also due in conjunction with our SEC reporting requirements. In the meantime, please see the attached exhibits representing our unaudted annual consolidated financials and notes thereto from Fiscal Year ended June 30, 2010 through to the quarter ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 24, 2015

The Tirex Corporation

/s/ John L. Threshie Jr

John L. Threshie Jr

President/CEO

Please see attached exhibits: